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                                                                   Exhibit 99(a)

                             TXU US HOLDINGS COMPANY
                       Certificate Pursuant to Section 906
                         of Sarbanes - Oxley Act of 2002
                         -------------------------------

     The undersigned, Erle Nye, Chairman of the Board and Chief Executive Officer of TXU US HOLDINGS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

     1. The Company's Current Report on Form 8-K related to Oncor Electric Delivery Company filed on August 23, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oncor Electric Delivery Company.

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 23rd day of August, 2002.

                                           /s/ Erle Nye
                                        ----------------------------------------
                                        Name:  Erle Nye
                                        Title: Chairman of the Board
                                               and Chief Executive Officer